Exhibit 99

HILLENBRAND INDUSTRIES

Corporate News Release

HILLENBRAND INDUSTRIES’ HILL-ROM UNIT ESTABLISHES NEW BUSINESS
STRUCTURE TO ACCELERATE GROWTH IN HEALTH CARE INDUSTRY

•	Company to recognize a fiscal third quarter charge of between $9 and $11 million

•	During the next 12 months, Hill-Rom expects to eliminate between 250 and 300 current salaried positions globally and hire an estimated 100 new personnel with the skills and experience necessary to establish and support new revenue initiatives

•	Upon completion, the Company expects these actions to reduce net operating costs between $12 and $14 million annually

BATESVILLE, INDIANA, MONDAY, APRIL 14, 2003 — Hillenbrand Industries, Inc. (NYSE:HB) announced today that its Hill-Rom health care unit established a new business structure to accelerate its strategy for strengthening its core businesses while investing in new revenue initiatives.

Hill-Rom officials also reported the Company expects to eliminate between 250 and 300 current salaried positions globally during the next 12 months. During the same time period, Hill-Rom also expects to hire approximately 100 new personnel with the skills and experience necessary to establish and support new revenue initiatives. Hillenbrand Industries expects these actions to result in a fiscal 2003 third quarter charge of between $9 and $11 million and, upon completion, to reduce net operating costs between $12 and $14 million annually.

“In late 2000, we embarked on a new strategy to achieve the full profit potential of our existing businesses. We have made excellent progress to date and have even more opportunities in the future to strengthen our existing businesses. Meanwhile, we are excited to enter the next phase of our strategy which has a greater emphasis on new revenue growth,” said Frederick W. Rockwood, president and chief executive officer, Hillenbrand Industries.

Hill-Rom’s new business structure consists of:

A Care Environment Division headquartered in Batesville, Ind., consisting of patient platforms, architectural, furniture, medical gas and infant care businesses;

A Clinical Division headquartered in Charleston, S.C., consisting of its therapy surfaces business;

A Services Division headquartered in Batesville, Ind., consisting of the capital service, parts and information systems businesses and its service center network;

An Americas & Asia Pacific Sales Division that will provide the three abovementioned operating divisions access to the Americas and Asia Pacific sales channels with one unified Hill-Rom brand; and,

An EMEA (Europe, Middle East and Africa) Division headquartered in Paris, France, consisting of essentially all resident functions in Europe, the Middle East and Africa, including research and development, manufacturing, strategic and operational marketing, quality, logistics, sales and service.

Hill-Rom corporate functions such as finance, information technology, human resources, strategy, legal and regulatory will remain centralized to support the new business structure.

“The new Hill-Rom structure has many benefits. It will allow us to speed decision making and responsiveness, enhance our ability to execute our plans, and improve our ability to integrate possible future acquisitions. It also provides us the flexibility to structure and manage distinct business models that address the unique characteristics of each growth opportunity. Importantly, it will also further reduce our cost base across the business. We expect this change to be transparent to our customers and enhance our ability to serve them well over the long term,” said R. Ernest Waaser, president and chief executive officer, Hill-Rom.

“Eliminating the positions of dedicated and experienced associates was a very hard decision, but one that was necessary to align our overall costs to ensure we remain competitive in today’s changing health care environment. We will make every effort possible to assist affected associates as they transition to new employment,” said Waaser.

About Hillenbrand Industries Inc.

Hillenbrand Industries, Inc., headquartered in Batesville, Indiana, is a publicly traded holding company for three major wholly owned businesses serving the funeral services and health care industries. All three subsidiaries have headquarters in Batesville, Indiana.

Hill-Rom Company is a recognized leader in the worldwide health care community providing sales, rentals, service and support for products including beds, therapy surfaces, stretchers, infant warmers, incubators, furniture, communication systems, surgical columns, medical gas management systems and modular headwall systems.

Batesville Casket Company and Forethought Financial Services both serve the funeral services industry. Batesville Casket Company is a leading manufacturer and supplier of burial caskets, cremation products and related services to licensed funeral homes while Forethought is a leading provider of insurance and trust-based financial products and services for pre-planning funeral services.

Disclosure Regarding Forward-Looking Statements:

Certain statements in this press release contain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, regarding the Company’s future plans, objectives, beliefs, expectations, representations and projections. Forward-looking statements are subject to certain risks and uncertainties, which could cause actual results to differ materially from those indicated by the forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. The Company has tried, wherever possible, to identify these forward-looking statements by using words such as “accelerate,” “growth,” “expects,” “strengthening,” “enhance,” “result,” “generate,” “estimated,” “achieve,” “reduce,” “full,” “potential,” “progress,” “more,” “opportunities,” “possible,” “initiatives,” “benefits,” “enhance,” “improve,” “further,” “ensure,” and “remain,” or the negative of those terms or other variations of them or by comparable terminology, but their absence does not mean that the statement is not forward-looking.

In particular, statements, expressed or implied, concerning future actions, conditions or events, or future operating results or the ability to generate sales, income or cash flow or increase business are forward-looking statements. Forward-looking statements include statements regarding investing in new revenue initiatives; eliminating between 250 and 300 current salaried positions globally during the next 12 months; expecting to hire approximately 100 new personnel with the skills and experience necessary to establish and support new revenue initiatives; expecting action to result in a fiscal 2003 third quarter charge of between $9 and $11 million and, upon completion, to reduce net operating costs between $12 and $14 million annually; achieving the full profit potential of existing businesses; having even more opportunities in the future to strengthen existing businesses; speeding decision making and responsiveness; enhancing the ability to execute plans; improving the ability to integrate possible future acquisitions; reducing the cost base across the business; and remaining competitive in today’s changing health care environment. It is important to note that the Company’s actual results could differ materially from those in any such forward-looking statements. They are not guarantees of future performance. Factors that could cause actual results to differ include but are not limited to: a downturn in the general business and economic conditions of the Company’s customers; a decrease in death rates; whether the Company’s new products are successful in the marketplace; a decline in Medicare reimbursements if customers decrease capital spending in response to such a decline; the lack of success in achieving expected operating cost reductions associated with announced realignment and cost reduction activities; unanticipated legal matters or unfavorable legal results and compliance with certain regulations and certification requirements for new and existing products; unexpected negative performance of the Company’s insurance investment portfolio; and other factors identified in the Company’s periodic reports filed with the Securities and Exchange Commission. There are other factors besides those described or incorporated in the release and in other documents filed with the Securities and Exchange Commission that could cause actual conditions, events or results to differ from those in the forward-looking statements. Forward-looking statements speak only as of the date they are made. The Company assumes no obligation to update or revise any forward-looking statements. Readers should also refer to the various disclosures made by the Company in the Company’s periodic reports on Forms 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission.

Contacts:

Hillenbrand Industries: Investor Relations: Mark R. Lanning, Vice President and Treasurer, (812) 934-7256; Financial and Business News Media: Christopher P. Feeney, Director, Public Affairs & Corporate Communications, (812) 934-8197, www.hillenbrand.com.

Hill-Rom: Corporate Communications: Kim Tipton, Director of Corporate Communications, (812) 931-2314, www.hill-rom.com.

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